UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

Mastercard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street
Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	MA	New York Stock Exchange
2.1% Notes due 2027	MA27	New York Stock Exchange
1.0% Notes due 2029	MA29A	New York Stock Exchange
2.5% Notes due 2030	MA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 8, 2026, Mastercard Incorporated (the “Company”) completed an offering of $500,000,000 aggregate principal amount of its Floating Rate Notes due 2028 (the “Floating Rate Notes”), $1,250,000,000 aggregate principal amount of its 4.325% Notes due 2028 (the “2028 Notes”), $1,150,000,000 aggregate principal amount of its 4.425% Notes due 2029 (the “2029 Notes”), $1,350,000,000 aggregate principal amount of its 4.600% Notes due 2031 (the “2031 Notes”) and $750,000,000 aggregate principal amount of its 5.000% Notes due 2036 (the “2036 Notes” and, together with the Floating Rate Notes, the 2028 Notes, the 2029 Notes and the 2031 Notes, the “Notes”). The offering of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-277032), which Registration Statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. Further information concerning the Notes and related matters is set forth in the Company’s Prospectus Supplement dated June 4, 2026, which was filed with the Securities and Exchange Commission on June 5, 2026.

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement dated as of June 4, 2026 (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, NatWest Markets Securities Inc., Santander US Capital Markets LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several underwriters listed in Schedule II to the Underwriting Agreement. The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Notes were issued pursuant to an Indenture with Deutsche Bank Trust Company Americas, as trustee, dated as of March 31, 2014 (the “Indenture”), together with the officer’s certificate dated as of June 8, 2026 establishing the terms of the Notes (the “Officer’s Certificate”). The Officer’s Certificate is attached hereto as Exhibit 4.1 and is incorporated by reference herein. The forms of the Floating Rate Notes, the 2028 Notes, the 2029 Notes, the 2031 Notes and the 2036 Notes are attached hereto as Exhibits 4.2, 4.3, 4.4, 4.5 and 4.6 and are incorporated by reference herein. The foregoing description of the Officer’s Certificate and the Notes is qualified in its entirety by reference to the Officers’ Certificate and the forms of the Notes filed as exhibits hereto, which exhibits are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 4, 2026, among the Company and the Representatives

4.1	Officer’s Certificate of the Company, dated as of June 8, 2026

4.2	Form of Global Note representing the Company’s Floating Rate Notes due 2028 (included in Exhibit 4.1)

4.3	Form of Global Note representing the Company’s 4.325% Notes due 2028 (included in Exhibit 4.1)

4.4	Form of Global Note representing the Company’s 4.425% Notes due 2029 (included in Exhibit 4.1)

4.5	Form of Global Note representing the Company’s 4.600% Notes due 2031 (included in Exhibit 4.1)

4.6	Form of Global Note representing the Company’s 5.000% Notes due 2036 (included in Exhibit 4.1)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mastercard Incorporated

By:	/s/ Gina Accordino
Name:	Gina Accordino
Title:	Corporate Secretary

Date: June 8, 2026